EXHIBIT 99.13

CERTIFICATE OF DESIGNATION
OF
SERIES E PREFERRED STOCK
$.001 PAR VALUE
OF
ABC FUNDING, INC.

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(Continued from Cover Page)

RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors by the Articles of Incorporation of the Company, the Board hereby creates a series of 10,000 shares of Series E Convertible Preferred Stock, $.001 par value per share, of the Company and authorizes the issuance thereof, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special limitations or restrictions thereon (in addition to the designations, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Articles of Incorporation, as amended, of the Company, which are applicable to the preferred stock of all series) as follows:

1. Designation.  The shares of the Series shall be designated "Series E Convertible Preferred Stock" (hereinafter referred to as the "Series E Preferred Stock"), and the number of shares constituting the Series shall be 10,000, $.001 par value per share.  The number of authorized shares of the Series may be reduced or increased by further resolution duly adopted by the Board of Directors of the Company and, as applicable, the requisite vote of the holders of the Series E Preferred Stock and/or holders of the Series D Preferred Stock of the Company and stockholders of any other series of convertible preferred stock ranked on a parity with the Series E Preferred Stock (the “Parity Preferred”) or ranked senior to the Series E Preferred Stock, in accordance with the Nevada Revised Statutes, by filing Certificate(s) of Amendment to the Certificate of Designations pursuant to the provisions of the Nevada Revised Statutes stating that such reduction or increases has been so authorized.

2. Conversion Rights.

a. Mandatory Conversion; Conversion Date.  Upon and subject to the effectiveness of the Charter Amendment (defined in Section 3 hereof) in the State of Nevada (the “Conversion Date”), the Series E Preferred Stock shall automatically convert at the Conversion Date into fully paid and non-assessable shares of the Company’s common stock, $.001 par value (the “Common Stock”) at the Conversion Rate (as defined below).  The conversion shall be deemed effected as of the Conversion Date.

b. Conversion Rate.  Each share of Series E Preferred Stock is convertible into 136.3636 shares of the Company’s Common Stock.

c. Mechanics of Conversion.

(1)            On or prior to the Conversion Date, the holder shall surrender the certificate or certificates representing the Series E Preferred Stock to be converted, duly endorsed to the Company or in blank, to the Company at its principal office (or at such other office as the Company may designate by written notice, postage prepaid, to all holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued.

(2) Promptly after surrender of the certificate or certificates representing the share or shares of Series E Preferred Stock to be converted, the Company shall cause to be issued and delivered to said holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such share or shares, provided that there are sufficient authorized and unissued shares of Common Sock of the Company available for issuance.

(3)            Conversion Rate Adjustment for Stock Dividends, Subdivisions, Reclassification or Combinations.  If any time prior to the Conversion Date the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series E Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive had such Series E Preferred Stock been converted immediately prior to such date.  Successive adjustments in the Conversion Rate shall be made whenever any event specified above shall occur.

d. Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the Series E Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall round the fraction to the nearest whole number of shares such that the Company will round up if the fraction is one-half or more, and round down if the fraction is less than one-half.

e. Costs.  The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series E Preferred Stock; provided, however that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series E Preferred Stock in respect of which such shares are being issued.

f. Valid Issuance.  All shares of Common Stock which may be issued upon conversion of shares of Series E Preferred Stock into shares of Common Stock will, upon issuance by the Company in accordance with this Certificate of Designation, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

3. Rank.  The Series E Preferred Stock and the Parity Preferred shall be ranked senior to the Common Stock and any other equity securities ranking junior to the Series E Preferred Stock and the Parity Preferred.  Other than the issuance of the Company’s Series D Preferred Stock pursuant to that Certificate of Designation filed with the State of Nevada on August 20, 2008, the Company shall not be permitted to issue any stock or other equity securities ranking on a parity with, or senior to, the Series E Preferred Stock and the Parity Preferred until all shares of Series E Preferred Stock have been converted to Common Stock.

4. Liquidation Value; Events Deemed a Liquidation. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary (an "Event"), the holders of the Series E Preferred Stock shall be entitled to receive from the assets of the Company, after payment of all debts and liabilities of the Company, on a parity with all other holders of Parity Preferred but prior to and in preference of any distribution of any of the assets of the Company to the holders of any other equity securities of the Company by reason of their ownership thereof an amount (the "Series E Liquidation Value") equal to the sum of the aggregate consideration paid for the Series E Preferred Stock.   After the Series E Liquidation Value has been paid in full to the holders of Series E Preferred Stock (and the aggregate consideration paid for the Parity Preferred (the “Parity Consideration,” and together with the Series E Liquidation Value the “Liquidation Value”) has been paid in full to the holders of any Parity Preferred), the remaining assets of the Company shall be distributed to the holders of Common Stock and any other equity securities entitled thereto, and to the holders of the Series E Preferred Stock and Parity Preferred, ratably on an as-converted basis.  However, if upon the occurrence of an Event, the total amount of assets of the Company, after the payment of all debts and liabilities of the Company, available to be distributed among the stockholders of the Company is insufficient to permit the payment in full of the Liquidation Value to holders of Series E Preferred Stock and the Parity Preferred, then the total amount of assets and funds of the Company legally available for distribution to the holders of the Series E Preferred Stock and the Parity Preferred shall be distributed among the holders of the Series E Preferred Stock and the Parity Preferred in proportion to the full amount of the respective Liquidation Value each holder of Series E Preferred Stock and Parity Preferred is entitled to receive. For purposes of the payment of the Liquidation Value described in this Section 4, a merger, acquisition, or sale of more than fifty percent (50%) of the voting securities of the Company or a sale of all or substantially all of the assets of the Company with, by or to an entity of which stockholders of the Company do not own a majority of the outstanding shares subsequent to such sale shall be deemed an Event within the meaning of this Section 4.

5.            Charter Amendment.

a. Information Statement.  The Company presently does not have sufficient shares of Common Stock available for issuance of the shares of Common Stock upon conversion of the Series E Preferred Stock and covenants that it will seek to amend its Articles of Incorporation in the State of Nevada (the “Charter Amendment”) to increase the number of authorized shares of Common Stock to 149,000,000 and will make its best efforts to file an Information Statement on Schedule 14C that is fully-compliant with applicable requirements including those pertaining to seeking the Charter Amendment (the “Information Statement”) with the Securities and Exchange Commission (the “Commission”) as soon as practicable after the date hereof.  If the Commission reviews the Information Statement, the Company will promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission.  The conversion rights set forth in Section 2 hereof are subject to the effectiveness of the Charter Amendment and shall not be available unless and until, and only to the extent that, there are sufficient authorized and unissued shares of Common Sock of the Company available for issuance.

b. Breach.  If the Company is unable to effect the Charter Amendment in compliance with the securities laws and rules and regulations thereunder by January 29, 2009, then for as long as there is any Series E Preferred Stock outstanding, the Company shall be required to obtain the consent of the holders of the Series E Preferred Stock and the Parity Preferred, as set forth below (which consent may be provided via approval of a detailed budget, provided such budget is not exceeded or otherwise deviated from without separate express consent) for any payment to (and otherwise the use any of funds for general and administrative expenses for the benefit of) any officer or director of the Company.  Consent shall mean written consent or by vote of the then outstanding shares of holders of a majority of the Series E Preferred Stock and each series of Parity Preferred, holders of each such series voting separately as a class.

6. Dividends.  Holders of the Series E Preferred Stock shall be entitled to participate in any dividends paid to (i) the holders of Parity Preferred, and (ii) the holders of Common Stock, with the amount of any such dividends to all recipients being determined by calculating the number of shares of Common Stock owned and that the holders would have received if their shares of Preferred Stock had been converted into Common Stock (with any fractional shares determined on an aggregate conversion basis for each holder of Preferred Stock being rounded on the basis set forth in Section 2(e)), on the record date of any such declaration of dividends.

7. Voting Rights.  Except as otherwise required by law, the holders of Series E Preferred and the Parity Preferred shall have no voting rights as a stockholder of the Company prior to the conversion hereof as set forth in Section 2 hereof.  Notwithstanding the foregoing, if the Company is unable to effect the Charter Amendment in compliance with the securities laws and rules and regulations thereunder by January 29, 2008, holders of the Series E Preferred and the Parity Preferred shall be entitled to the same voting rights and vote with (and in the same class as) the holders of Common Stock with respect to every matter voted on by the holders of Common Stock; provided, however, that the holders of Series E Preferred Stock and  Parity Preferred shall be entitled to the number of votes to which they would have been entitled if their shares of Series E Preferred Stock and Parity Preferred, respectively, had been converted into Common Stock (with any fractional shares determined on the basis set forth in Section 2(e)), on the record date of any such stockholder action.

8.            Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series E Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Company's Articles of Incorporation.  The shares of Series E Preferred Stock shall have no preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Company nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Company, whether now or hereafter authorized.

9.            Severability of Provisions.  If any right, preference or limitation of the Preferred Stock set forth in this Certificate (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10.            Status of Reacquired Shares.  Shares of Series E Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Nevada) have the status of authorized and unissued shares of preferred stock issuable in series undesignated as to Series and may be redesignated and reissued.